HomeFederal Bancorp, Inc.™

Keefe, Bruyette & Woods

TWELFTH ANNUAL COMMUNITY BANK INVESTOR CONFERENCE

New York City, New York

August 2, 2011

Len E. Williams, President and Chief Executive Officer
Eric S. Nadeau, EVP and Chief Financial Officer

Forward-Looking Statements

Certain comments made in the course of this presentation by Home Federal Bancorp, Inc. ("Company") are forward looking in nature. These include all statements about the Company's operating results or financial position for periods ending or on dates occurring after September 30, 2010, and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to the Company include, but are not limited to: (1) changes in general economic conditions, including interest rates and real estate values; (2) competition among providers of financial services; (3) potential deterioration or improvement in asset quality; (4) legislative or regulatory changes; (5) price levels and conditions in the public securities market; and (5) our ability to integrate acquisitions and maintain profitability. Please refer to the Company's Annual Report on Form 10-K and Forms 10-Q for additional factors. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HISTORY AND BACKGROUND

Len E. Williams, President and Chief Executive Officer

A Brief 90-Year History

January 1, 1920
Established as Home Federal Savings and Loan Association

August 2000
Started Walmart in-store expansion. As many as ten. Began to unwind in 2003. One remains today

December 6, 2004
Stock conversion to Home Federal Bank. Formed MHC. Raised $53.7 million

September 2006
Committed to commercial banking. Hired Len E. Williams as President. Became CEO in early 2007. New executive team developed over next two years

December 19, 2007
Second step conversion raised $87.8 million

August 7, 2009
FDIC-assisted acquisition of Community First Bank

July 30, 2010
FDIC-assisted acquisition of LibertyBank

May 31, 2011
Converted to bank holding company and Idaho commercial bank

1920 1940 1960 1980 2000 2004 2005 2006 2007 2008 2009 2010 2011



$1
$21
$139
$327
$744
$690
$761
$710
$725
$828
$1,483
$1,273
1920
1940
1960
1980
2000
2004
2005
2006
2007
2008
2009
2010
6/11
Total Assets ($ millions)

HomeFederal Bancorp, Inc.

Home Federal Bancorp, Inc.
NASDAQ: HOME

DIRECTORS

- **Daniel L. Stevens, Chairman**
  Former President and CEO
- **Len E. Williams**
  President and CEO
- **N. Charles Hedemark**
  Former COO, Intermountain Gas
- **Richard J. Navarro**
  CFO, Albertsons LLC
- **James R. Stamey**
  Former Idaho President, US Bank
- **Robert A. Tinstman**
  Former CEO of Morrison-Knudsen
- **Brad J. Little**
  Lieutenant-Governor of Idaho

EXECUTIVE OFFICERS

- **Len E. Williams**
  President and CEO
- **Eric S. Nadeau**
  EVP, Chief Financial Officer
- **R. Shane Correa**
  EVP, Chief Banking Officer
- **Cindy L. Bateman**
  EVP, Chief Credit Officer

HomeFederal Bancorp, Inc.

Diverse Market Demographics



Washington
Montana
Western Oregon 11 Branches $344 million
Central Oregon 10 Branches $267 million
Idaho 13 Branches $399 million
Eugene
Bend
Oregon
Boise
Idaho
Grants Pass
Medford

Portland branch will close September 30, 2011

HomeFederal Bancorp, Inc.

Home Federal Bancorp, Inc.
NASDAQ: HOME

- Listed on NASDAQ Global Select Market
- Included in Russell 2000 Index
- 16.2 million shares outstanding
- Tangible book value per share $11.95
- Market capitalization of $189 million
- Highly capitalized
  - Bank total risk-based capital ratio 28.8%
  - Bank Tier 1 capital ratio 11.2%
  - Parent tangible common equity ratio 15.2%

HomeFederal Bancorp, Inc.

Institutional and Insider Ownership


Columbia Management Investment Advs LLC 5%
Wellington Management Co. LLP 6.3%
Keeley Asset Management Corp 9.3%
Firefly Value Partners LP 9.4%
Capital World Investors 9.3%
Home Federal Bancorp ESOP and 401k 9.5%
Schedule 13 Filers
Other Institutions and Funds 37.2%
Other 12.9%

- Schedule 13 filers own 50%
- Top 10 shareholders own ~65%
- 52 Week average daily volume - 33,000
- Insiders beneficially own ~13% with ESOP

Source: SNL Financial as of 03/31/2011

HomeFederal Bancorp, Inc.

Total Return - HOME


50.0%
25.0%
0.0%
-25.0%
-50.0%
12/31/2007
12/31/2008
12/31/2009
7/22/2011
24.6%
15.5%
-41.5%
HOME
Russell 2000
SNL Bank and Thrift

Source: SNL Financial

HomeFederal Bancorp, Inc.

Capital Maintenance

- Share repurchase plan in place
  - Authorizes 5%, or 808,000 shares - 233,000 remaining
  - Repurchased 575,000 shares at $10.50
  - Target < 90% of TBV
- Quarterly dividend of $0.055 per share
  - 2.00% yield
  - Holding company has $46 million of liquid capital
  - Not dependent on subsidiary for dividend upstream
- Target TCE ratio of 8% - 10%, long term
  - Significant additional asset acquisition capacity

Community First Bank Acquisition

- August 7, 2009, FDIC-assisted purchase of Community First Bank, Prineville, Oregon
  - $190 million of assets
  - $143 million of deposits
  - $19 million of borrowings
- FDIC reimburses 80% to $34 million, 95% thereafter
- 7 branches in Central Oregon
  - Bend, Prineville, Redmond, Terrebonne, La Pine and Madras
- Recorded gain of $15.6 million, net of tax
- Focus on deposit growth – weakened competitors

LibertyBank Acquisition

- July 30, 2010, FDIC-assisted purchase of LibertyBank, Eugene, Oregon
  - $269 million of loans and leases[1]
  - $677 million of deposits[1]
  - Received $314 million of cash
- FDIC reimburses 80% of all losses
- $23 million asset discount, net of deposit premium
- 16 branches in Central and Western Oregon
  - Overlap in Bend and Redmond, added Eugene, Medford, Grants Pass
- Pre-tax bargain purchase gain of $3.2 million

1 - Acquisition date book value, before purchase accounting marks

HomeFederal Bancorp, Inc.

Loan Portfolio Mix – 2006 to 2011


$400
$350
$300
$250
$200
$150
$100
$50
$0
$293.6
$134.9
$283.5
$133.9
September 2006
September 2007
September 2008
September 2009
September 2010
June 2011
1-4 Family Residential
Commercial
Construction and Development
Consumer

Dollars in millions

HomeFederal Bancorp, Inc.

Loan Portfolio Mix – 2006 vs. 2011

December 31, 2006
$443.2 million


Home equity and consumer 33,497
1-4 Family 260,675
CRE 118,061
Multi-family 7,185
Construction 21,632

June 30, 2011
$505.5 million


Home equity and consumer 57,140
C&I and EFA 57,524
1-4 Family 133,936
CRE 204,216
Construction 30,951
Multi-family 18,282

Charts in thousands of dollars

HomeFederal Bancorp, Inc.

Deposit Growth - Core Deposit Focus


$700
$600
$500
$400
$300
$200
$100
$0
$627.2
$382.3
September 2006
September 2007
September 2008
September 2009
September 2010
June 2011
Core Deposits (DDA, NOW, Savings, Money Market)
Time Deposits

Dollars in millions

HomeFederal Bancorp, Inc.

Deposit Portfolio Mix – 2006 vs. 2011

December 31, 2006
$425.1 million


Noninterest
Checking
37,939
Interest
Checking
93,420
CDs
233,888
Money
Market
36,853
Savings
23,023

June 30, 2010
$1.0 billion


Noninterest
Checking
133,143
CDs
382,311
Interest
Checking
235,061
Savings
82,774
Money
Market
176,180

Charts in thousands of dollars

HomeFederal Bancorp, Inc.

2011 Q3 and Financial Position

Eric S. Nadeau, EVP and Chief Financial Officer

Summary Balance Sheets

($000s)	6/30/11	9/30/10	9/30/09	9/30/08
Cash and equivalents	$ 201,944	$ 416,426	$ 49,953	$ 28,270
Investment securities	422,142	275,180	169,320	188,787
BOLI and FHLB stock	30,462	30,154	22,340	21,181
Loans, net	491,421	620,493	511,491	462,644
Repossessed assets and REO	24,179	30,481	18,391	650
Other assets [1]	102,646	110,127	56,404	23,538
Total assets	**$ 1,272,794**	**$ 1,482,861**	**$ 827,899**	**$ 725,070**
Deposits	$ 1,009,469	$ 1,189,662	$ 514,858	$ 372,925
Borrowings	53,422	67,622	84,737	136,972
Other liabilities	13,076	20,489	18,639	9,986
Stockholders' equity	196,827	205,088	209,665	205,187

1 - Other assets includes FDIC indemnification asset of $58.1 million

HomeFederal Bancorp, Inc.

Asset Quality Metrics

$ millions	9 mths 6/11	Fiscal 9/10	Fiscal 9/09
Nonperforming loans	$ 29.4	$ 35.0	$ 38.5
Noncovered	14.3	9.7	11.8
Real estate owned	24.2	30.5	18.4
Noncovered	6.6	10.0	10.9
NPL / Loans [1]	4.28%	2.64%	2.93%
Allowance for loan loss	$ 13.4	$ 15.4	$ 28.7
ALLL - Noncovered	9.5	11.9	11.9
Noncovered ALLL / Loans[1, 2]	2.84%	3.24%	2.88%
Provision for loan loss[3]	$ 1.6	$ 9.3	$ 16.1
NCO / Loans[1, 2]	1.08%	2.51%	1.82%
Credit marks on PCI	$ 43.5	$ 60.7	$ 14.1


Nonperforming Assets
Millions
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$32.8
$20.8
September 2009
September 2010
December 2010
June 2011
Noncovered
Covered


Noncovered Loan Quality and Classifications
Millions
$60.0
$45.0
$30.0
$15.0
$-
$35.7
$34.1
$1.7
December 2009
March 2010
June 2010
September 2010
December 2010
June 2011
Watch and OAEM
Substandard
30-89 Days

1 - *Excludes loans covered by loss sharing agreements*
2 - *Commencing 6/30/11 loans in the process of foreclosure were charged down $2.4 million, but were previously reported with specific reserves*
3 - *Net of FDIC indemnification recovery recorded in noninterest income*

HomeFederal Bancorp, Inc.

Capital and Liquidity


35%
30%
25%
20%
15%
10%
5%
0%
11.2%
27.6%
28.8%
15.2%
Core
Tier 1 risk-based
Total risk-based
Parent TCE
Regulatory
Home Federal Bank

- Bancorp has $46 million of additional capital
- 49% liquidity ratio
- 49% loan/deposit ratio
- 97% US GSE securities
- $173 million, or 35% of the loan portfolio has FDIC coverage

HomeFederal Bancorp, Inc.

Income Statement Metrics


$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
-$2,500
June 2010
September 2010
December 2010
March 2011
June 2011
Net loss
PTPP earnings

	11Q3	11YTD	10YTD	FY10
Yield on assets	3.92%	3.64%	4.48%	4.27%
Yield on loans	6.67%	6.18%	5.42%	5.72%
Cost of funds	0.83%	0.94%	1.79%	1.57%
Cost of deposits	0.64%	0.75%	1.39%	1.24%
Net interest margin	3.23%	2.86%	3.19%	3.09%
Average loans/ Earning assets	45.4%	46.8%	66.4%	60.9%
Noninterest income/Revenue	26.1%	29.3%	30.7%	33.1%
Noninterest expense/Assets	3.81%	3.87%	4.29%	4.03%

Dollars in thousands
YTD ratios reflect nine months
Noninterest income and revenue excludes indemnification recovery
Noninterest expense/ Assets ratio has been annualized

HomeFederal Bancorp, Inc.

Impact of Regulation E



Overdraft Fee Income (Quarterly)
1,600
1,400
1,200
1,000
800
600
400
200
-
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
$2.8 million pre-tax, annually

Chart dollars in thousands
Excludes fee income from Community First Bank and LibertyBank accounts

HomeFederal Bancorp, Inc.

HomeFederal Bancorp, Inc.™

Outlook and Strategy

Len E. Williams, President and Chief Executive Officer

Where does HOME go from here?

- Excess liquidity and capital is a mixed blessing
- Plan A: Acquisitions
  - FDIC: Boise and contingent markets
  - Traditional: Western Oregon or Idaho Region
- Plan B: Right-size for $1.2B balance sheet
  - Concurrent with Plan A and ongoing
  - Capital return
- Plan C: Extension of Plan B but with partner

Acquisition Experience

<u>Proven ability to execute - 7 months / 4 conversions</u>

07/30/2010	Acquired LibertyBank, 80% asset increase
08/07/2010	Converted legacy core system
08/30/2010	Converted Community First Bank core system
09/30/2010	Fiscal year end
02/15/2011	Implemented new IT network
03/07/2011	Converted LibertyBank core system

Acquisition Opportunities

FDIC-assisted transactions

- Acquired Community First due to Central Oregon opportunities
- Expanded Oregon markets with LibertyBank
- Focused on in-market deals
- Few prospects of meaningful size

Traditional M&A

- Boards and management teams are fatigued
- Capital difficult to raise for small banks
- Inability to repay TARP
- Opportunities to acquire at discount to book

Target market areas


Washington
Montana
Oregon
Idaho

- Wild card is the increase in private equity capital contributions, which could prolong consolidation

Value Proposition

Len E. Williams, President and Chief Executive Officer

Home Federal Bancorp, Inc.
NASDAQ: HOME

- Highly capitalized
  - Relative strength in a weakened economy
  - Ability to withstand asset quality deterioration
- Trading below book value with solid capital
- Deposit portfolio growth and mix improvement
- Strong management team and board
- Significant earnings power on the sidelines
  - Highly liquid balance sheet
- Acquisitive growth needed to prosper in future years
  - Without acquisitions, loans are < $320MM
- FDIC loss share provides protection on covered assets

HomeFederal Bancorp, Inc.

KEEFE, BRUYETTE & WOODS

TWELFTH ANNUAL COMMUNITY BANK INVESTOR CONFERENCE

New York City, New York

August 2, 2011

Len E. Williams, President and Chief Executive Officer
Eric S. Nadeau, EVP and Chief Financial Officer

Appendix A: Non-GAAP Financial Measures

Non-GAAP Financial Measures

	11Q3	11YTD	10YTD	FY10
TOTAL REVENUE:				
Net interest income	$ 9,393	$ 26,241	$ 18,611	$ 27,179
Noninterest income	5,707	18,104	8,240	16,679
Less: FDIC indemnification recovery	(2,389)	(7,235)	-	-
Less: Bargain purchase gain	-	-	-	(3,209)
Total revenue	$ 12,711	$ 37,110	$ 26,851	$ 40,649
Noninterest income	$ 5,707	$ 18,104	$ 8,240	$ 16,679
Less: FDIC indemnification recovery	(2,389)	(7,235)	-	-
Less: Bargain purchase gain	-	-	-	(3,209)
Adjusted noninterest income	$ 3,318	$ 10,869	$ 8,240	$ 13,470
Noninterest income/Revenue	26.1%	29.3%	30.7%	33.1%

Dollars in thousands

HomeFederal Bancorp, Inc.

Non-GAAP Financial Measures

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
PRE-TAX, PRE-PROVISION INCOME LOSS:					
Net loss	$ (78)	$ (1,204)	$ (1,331)	$ (216)	$ (1,941)
Adjustments:					
Income tax benefit	(56)	(892)	(871)	(236)	(1,203)
Provision for real estate owned and repossessed assets	296	357	675	686	418
Provision for loan losses	2,811	3,000	3,000	3,925	3,300
FDIC indemnification recovery	(2,389)	(2,850)	(1,996)	(998)	(278)
Bargain purchase gain	--	--	--	(3,209)	--
Pre-tax, pre-provision income (loss)	$ 584	$ (1,589)	$ (523)	$ (48)	$ 296

HomeFederal Bancorp, Inc.

Dollars in thousands

Non-GAAP Financial Measures

	6/30/2011
TANGIBLE COMMON EQUITY:	
Total stockholders' equity	$ 196,827
Subtract:	
Core deposit intangible	(3,414)
Tangible common equity	$ 193,413
TANGIBLE ASSETS:	
Total assets	$ 1,272,794
Subtract:	
Core deposit intangible	(3,414)
Tangible assets	$ 1,269,380
Common stock outstanding, end of period	16,191,716
Tangible common equity ratio	15.24%
Tangible book value per outstanding share	$ 11.95

Dollars in thousands, except per share data

HomeFederal Bancorp, Inc.